T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—R Class

Supplement to prospectuses dated May 1, 2006

The Portfolio Management paragraphs in Section 3 of the prospectuses are amended to reflect the following change:

Effective October 1, 2007, P. Robert Bartolo will become chairman of the Investment Advisory Committee. He currently serves as a member of the Investment Advisory Committee and vice president of the fund. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The date of this supplement is April 10, 2007.

F40-041 4/10/07